                                                                    Exhibit 10.5

            WAIVER, AMENDMENT AND SECOND CONSENT TO CREDIT AGREEMENT

                  This WAIVER, AMENDMENT AND SECOND CONSENT TO CREDIT AGREEMENT (this "SECOND CONSENT"), dated as of December 15, 1999, is among BPP RETAIL, LLC, a Delaware limited liability company (the "COMPANY"), BPAC TEXAS, L.P., a Delaware limited partnership ("BPAC"; together with the Company, collectively, the "BORROWERS"), the Lenders (as defined in the Credit Agreement (as defined below)), and THE CHASE MANHATTAN BANK, as administrative agent for itself, the Issuing Bank (as defined in the Credit Agreement) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H

                  WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Issuing Bank and The First National Bank of Chicago, as Syndication Agent, entered into a Credit Agreement, dated as of June 14, 1999, as amended by that certain First Consent, dated as of August 6, 1999, among the Borrowers, the Lenders, the Administrative Bank, the Issuing Bank and The First National Bank of Chicago, as Syndication Agent (as amended, supplemented or modified from time to time, including, by this Second Consent, the "CREDIT AGREEMENT"; capitalized terms not defined herein shall have the meaning ascribed thereto in the Credit Agreement);

                  WHEREAS, pursuant to Section 2.10(d)(iv) of the Credit Agreement, BPPI or an Affiliate thereof is required to maintain at least a 12.5% Percentage Interest (as defined in the Operating Agreement) in the Company ("OWNERSHIP REQUIREMENT");

                  WHEREAS, the Company has informed the Lenders and the Administrative Agent that the Company desires to amend its Operating Agreement pursuant to a Second Amendment to Operating Agreement (the "AMENDMENT"), dated on or about December 15, 1999, between the State of California Public Employees' Retirement System ("CalPERS") and Burnham Pacific Employees LLC ("BPE"), pursuant to which, among other things, BPE's Percentage Interest (as defined in the Operating Agreement) in the Company shall be decreased to 1%;

                  WHEREAS, in connection with such Amendment, the Company shall also cause the Nominee Project commonly known as Bell Gardens Shopping Center located in Bell Gardens, California (the "BELL GARDENS PROPERTY") to be transferred to BPE;

                  WHEREAS, the Company has requested that the Lenders acknowledge their consent to such Amendment and to amend and waive certain provisions of the Credit Agreement as a result thereof (including, the waiver and removal of the Ownership Requirement), and the Lenders have agreed, as set forth herein; and

                  WHEREAS, the Lenders have requested and CalPERS has agreed to execute this Second Consent to acknowledge and confirm their consent to the execution by the Company of this Second Consent.

                  NOW, THEREFORE, for fair and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

         1. CONSENT TO AMENDMENT. Subject to the satisfaction of the Consent Conditions (as defined below) and the terms of this Second Consent, the Lenders hereby consent to the Amendment, which amendment shall be substantially in the form attached hereto as EXHIBIT A, notwithstanding anything to the contrary that may be contained in the Credit Agreement (including, without limitation, the terms and provisions of SECTIONS 3.02, 6.03, 6.06, 6.11 AND 6.14 of the Credit Agreement). In connection with consummating the transactions provided for in the Amendment, the Manager (as defined in the Operating Agreement) will be released from its obligation to contribute additional capital to the Company.

         2. AMENDMENTS TO CREDIT AGREEMENT. Upon satisfaction of the Consent Conditions,

                  (a) SECTION 2.10(D)(IV) of the Credit Agreement is hereby deleted in its entirety and replaced with the following: "(iv) BPPI or an Affiliate thereof fails to maintain at least a 1% Percentage Interest (as defined in the Operating Agreement) in the Company; ".

                  (b) The definitions "Nominee Acknowledgment", "Nominee Agreements", "Nominee Party" and "Nominee Projects" shall be deleted in its entirety from SECTION 1.01 of the Credit Agreement and all references in the Credit Agreement to such terms shall be amended accordingly to reflect such deletion (including, without limitation, SECTIONS 1.01, 3.05, 3.07, 3.13, 4.01(F), 5.02, 5.05, 5.11, 5.15, 6.01(H), 6.14 AND 9.02(B) of the Credit
Agreement). In addition, SCHEDULE 3.05(G) of the Credit Agreement is hereby deleted in its entirety.

                  (c) SCHEDULE 3.02 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.02 attached hereto.

                  (d) SCHEDULE 3.05(A) of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.05(a) attached hereto.

                  (e) The definition "Change of Control" set forth in SECTION
1.01 of the Credit Agreement shall be amended by inserting the following sentence as the last sentence of such definition: "Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred in the event that BPE withdraws as a member and manager of the Company so long as BPOP is substituted as to BPE's interest as a member and manager under the Operating Agreement in accordance with the terms and provisions of the Operating Agreement."

                  (f) From and after the effective date of the transfer of the Bell Gardens Property to BPE, the Bell Gardens Property shall no longer be considered an Eligible Project.

                  (g) Notwithstanding anything to the contrary contained in the Credit Agreement, the consent of the Administrative Agent or the Lenders shall not be required in the event that BPE withdraws as a member and manager of the Company so long as (i) BPOP is substituted as to BPE's interest as a member and manager under the Operating Agreement in accordance with the terms and provisions of the Operating Agreement (as amended by the Amendment) and (ii) the documents and instruments effectuating such transfer and withdrawal are in form and substance reasonably satisfactory to the Administrative Agent.

                  (h) Notwithstanding anything to the contrary contained in the Credit Agreement, the parties hereto acknowledge and agree that the Term Loan Commitments terminated on December 1, 1999.

                  3. WAIVER. Upon the satisfaction of the Consent Conditions, the Lenders hereby waive (a) their right under SECTION 2.10 of the Credit Agreement to require the Borrowers to prepay the Loans in their entirety as a result of the reduction in BPE's Percentage Interest in the Company to 1% and
(b) any Event of Default under the Credit Agreement or under SECTION 4 hereof, arising for the period commencing on the Effective Date thorugh the effective date of this Second Consent (including any default interest on account thereof) as a result of a breach of the Ownership Requirement.

                  4. CONDITIONS TO EFFECTIVENESS. This Second Consent shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with SECTION 9.02 of the Credit Agreement)(collectively, the "CONSENT CONDITIONS"):

                  (a) The Administrative Agent (or its counsel) shall have received either (i) one or more copies of this Second Consent, executed by each of the Borrowers, the Administrative Agent and the Lenders or (ii) written evidence satisfactory to the Administrative Agent (which may include a facsimile transmission of a signed copy of this Second Consent) that each of such parties has signed a copy of this Second Consent.

                  (b) The Borrowers shall have delivered to the Administrative Agent a certificate signed by an executive officer of the managing member or general partner of each Borrower, as applicable, certifying to the Administrative Agent and the Lenders that (i) the representations and warranties made by any Credit Party or Constituent Party set forth in the Credit Agreement or any other Loan Document (including this Second Consent) are true and correct in all material respects on and as of the date of this Second Consent (except with respect to such representations and warranties that are made expressly as of an earlier date, in which case, such representations and warranties were true and correct in all material respects on and as of such date), (ii) immediately prior to, at the time of, and immediately after giving effect to this Second Consent, no Default or Event of Default shall have occurred and be continuing, and (iii) no Borrower has received written notice from the Required Lenders that an event has occurred since the date of the Credit Agreement which has had, and continues to have, or is reasonable likely to have, a Material Adverse Effect.

                  (c)      Intentionally Omitted..

                  (d) The Borrowers shall have delivered to the Administrative Agent an updated Compliance Certificate (together with all appropriate schedules and back-up documentation) demonstrating compliance with the financial covenants and ratios set forth in Article VI of the Credit Agreement both immediately prior to, and after giving effect to the Amendment.

                  (e) The Company shall execute and deliver to the Administrative Agent a consent, waiver or amendment to the credit agreement and loan documents under the Secured Facility, in form and substance satisfactory to the Administrative Agent.

                  (f) The Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Credit Parties and their Related Parties, the authorization of the Amendment or this Second Consent or the consummation of the transactions described therein and herein, all in form reasonably satisfactory to the Administrative Agent.

                  (g) The Borrowers shall have paid to the Administrative Agent, (i) for the account of each Lender in accordance with its respective Applicable Percentage, a nonrefundable amendment fee in an amount equal to 0.05% of the sum of (A) the aggregate outstanding principal amount of the Term Loans on the date hereof and (B) $20,000,000; and (ii) for the account of the Chase Manhattan Bank ("CHASE") or Chase Securities, Inc. ("CSI"), a nonrefundable advisory fee in an amount separately agreed upon in writing among Chase, CSI and the Borrowers.

By entering into this Second Consent, each Borrower shall be deemed to represent and warrant on the date hereof that each of the Consent Conditions have been satisfied. The Administrative Agent shall notify the Borrowers and each of the Lenders if and when the Consent Conditions have been satisfied, and such notice shall be conclusive and binding.

                  5. ADDITIONAL COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. (a) Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (i) Each Borrower has the legal power and authority to enter into this Second Consent without consent or approval by and third party (or such consent has been obtained) and this Second Consent constitutes the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms.

                  (ii) The execution and deliver by each Borrower of this Second Consent has been duly authorized by all requisite limited liability company or partnership action, as the case may be, on the part of such Borrower and will not violate any provision of such Borrower's organizational documents or any other agreements or contracts to which such Borrower is a party or to which its assets or property are bound.

                  (iii) Each Borrower hereby confirms and acknowledges that such Borrower has no offsets, defenses, claims, counterclaims, setoffs or other basis for reduction with respect to any of the Obligations owed to the Lenders.

                  (iv) Each Borrower hereby represents and warrants that it owns good and marketable fee simple absolute title to all of the Real Property listed on SCHEDULE 3.05(A) to the Credit Agreement (as amended by this Second Consent). There are no Real Properties owned by any Person for the benefit of any Borrower pursuant to any nominee or similar arrangements as of the date hereof and the Borrowers covenant that it shall not enter into any such arrangements after the date hereof, without the prior written consent of the Administrative Agent.

                  (b) The Borrowers acknowledge and agree that a breach of any of the representations, warranties and covenants contained in this Second Consent shall constitute an Event of Default under the Credit Agreement, entitling the Administrative Agent and the Lenders to exercise any all rights and remedies thereunder or available to it at law or in equity.

                  6. TERMINATION OF NOMINEE ACKNOWLEDGEMENTS. Upon the satisfaction of the Consent Conditions and the transfer of fee simple title (a) of the Point Loma Project to the Company and (b) of the Bell Gardens Property to BPE, each of the Acknowledgement and Agreement of Nominee Party, dated as of June 14, 1990, executed by BPOP and the Company in favor of the Administrative Agent for the benefit of the Lenders with respect to the Point Loma Project and the Bell Gardens Property shall be terminated and of no further force and effect (other than any indemnity obligations expressly provided for under the terms of such agreements).

                  7. MISCELLANEOUS. (a) Except as specifically set forth herein, all terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Second Consent is effective exclusively for the purposes set forth herein, and any additional consents, waivers or amendments, modifications or supplements to any Loan Document must be in writing in accordance with the terms of the Credit Agreement or other applicable Loan Document. The execution, delivery and effectiveness of this Second Consent shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents (except to the extent expressly set forth herein), or in any other document, instrument or agreement executed and/or delivered in connection therewith.

                  (b) Any inconsistency between this Second Consent and the terms and provisions of the Credit Agreement prior to its modification hereunder, shall be resolved in favor of this Second Consent, whether or not this Second Consent specifically modifies the particular provision(s) in the original Credit Agreement inconsistent with this Second Consent. All references to the "Credit Agreement" in the Loan Documents and to "this Agreement" in the original Credit Agreement shall mean and refer to the original Credit Agreement as modified and amended hereby.

                  (c) This Second Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Consent constitutes the entire understanding among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Second Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Second Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Second Consent.

                  (d) The Borrowers agree to pay on demand all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with, or arising out of the negotiation, preparation, execution and delivery of this Second Consent (including the reasonable fees and expenses of counsel) and the consummation of the transactions contemplated by the Amendment.

                  (e) This Second Consent shall be construed in accordance with and governed by the law of the State of New York.

                  8. CALPERS. By its execution of this Second Consent, CalPERS hereby acknowledges and consents to the entering into of this Second Consent by the Company and confirms that the Loans as modified by this Second Consent do not violate any policy, guidelines or limitations applicable to the Company under the Operating Agreement, as amended by the Amendment.

                           Signatures Commence on Following Page.

                           IN WITNESS WHEREOF, the parties hereto have caused
this Waiver, Amendment and Second Consent to Credit Agreement be duly executed by their respective authorized officers as of the day and year first above written.

                              BPP RETAIL, LLC,
                              a Delaware limited liability company,

                              By:   Burnham Pacific Employees LLC,
                                    a Delaware limited liability company,
                                    its managing member

                                    By:  Burnham Pacific Operating
                                         Partnership, L.P.,
                                         a Delaware limited partnership,
                                         its managing member

                                         By:  Burnham Pacific Properties, Inc.,
                                              a Maryland corporation,
                                              its general partner


                                              By:  /s/ Scott C. Verges
                                                  ------------------------------
                                                 Name:  Scott C. Verges
                                                        ------------------------
                                                 Title: Secretary
                                                        ------------------------

                              BPAC TEXAS, L.P.,
                              a Delaware limited partnership

                              By:  BPAC Texas GP, LLC,
                                   a Delaware limited liability company,
                                   its general partner

                                   By:  BPAC Texas, Inc.,
                                        a Delaware corporation,
                                        its managing member


                                        By:  /s/ Scott C. Verges
                                            ------------------------------------
                                             Name:  Scott C. Verges
                                                    ----------------------------
                                             Title: Secretary
                                                    ----------------------------

                                   THE CHASE MANHATTAN BANK, individually
                                   and acknowledged as Administrative Agent


                                   By:  /s/ John F. Mix
                                        -----------------------------------
                                         Name:  John F. Mix
                                                ------------------------------
                                         Title: Vice President
                                                -----------------------------


                                   LAND BANK OF TAIWAN

                                   By:   /s/ Mayer Chen
                                         ------------------------------------
                                         Name:  Mayer Chen
                                                -----------------------------
                                         Title: Vice President & General Manger
                                                -----------------------------



                                   CHANG HWA COMMERCIAL BANK, LTD.


                                   By:   /s/ James Lin
                                         ------------------------------------
                                         Name:  James Lin
                                                -----------------------------
                                         Title: Vice President & General Manger
                                                -----------------------------

                                   BANK ONE, NA as Successor to
                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   By:   /s/ Dell K. McCoy
                                         ------------------------------------
                                         Name:  Dell K. McCoy
                                                -----------------------------
                                         Title: Vice President
                                                -----------------------------


                                   AMSOUTH BANK



                                   By:   /s/ Lawrence Clark
                                         ------------------------------------
                                         Name:  Lawrence Clark
                                                -----------------------------
                                         Title: Vice President
                                                -----------------------------

                                   CITIZENS BANK OF RHODE ISLAND



                                   By:      /s/ Craig E. Schermerhorn
                                            ------------------------------------
                                            Name:   Craig E. Schermerhorn
                                                    ----------------------------
                                            Title:  Vice President
                                                    ----------------------------

                                   FIRST COMMERCIAL BANK



                                   By:      /s/ Bruce Ju
                                            ------------------------------------
                                            Name:    Bruce Ju
                                                    ----------------------------
                                            Title:   Deputy General Manger
                                                    ----------------------------




                                   USTRUST



                                   By:      /s/ James P. McGoldrick
                                            ------------------------------------
                                            Name:    James P. McGoldrick
                                                    ----------------------------
                                            Title:   Vice President
                                                    ----------------------------


                                   FIRST AMERICAN BANK TEXAS, SSB



                                   By:      /s/ Amy Engelberg
                                            ------------------------------------
                                            Name:    Amy Engelberg
                                                    ----------------------------
                                            Title:   Assistant Vice President
                                                    ----------------------------


                                   COMERICA BANK



                                   By:      /s/ David J. Campbell
                                            ------------------------------------
                                            Name:     David J. Campbell
                                                    ----------------------------
                                            Title:    Vice President
                                                    ----------------------------

                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.



                                   By:      /s/ Jack R. Bertges
                                            ------------------------------------
                                            Name:    Jack R. Bertges
                                                    ----------------------------
                                            Title:   Senior Vice President
                                                    ----------------------------


                                   By:      /s/ James F. McCann
                                            ------------------------------------
                                            Name:     James F. McCann
                                                    ----------------------------
                                            Title:    Vice President
                                                    ----------------------------


                                   UNION BANK OF CALIFORNIA, N.A.




                                   By:      /s/ David B. Murphy
                                            ------------------------------------
                                            Name:    David B. Murphy
                                                    ----------------------------
                                            Title:   Vice President
                                                    ----------------------------

                                   TRAVELERS INSURANCE COMPANY




                                   By:      /s/ Robert Scoville
                                            ------------------------------------
                                            Name:    Robert Scoville
                                                    ----------------------------
                                            Title:   Vice President
                                                    ----------------------------



                                   NEW YORK LIFE INSURANCE COMPANY




                                   By:      /s/ Mary Hebron
                                            ------------------------------------
                                            Name:    Mary Hebron
                                                    ----------------------------
                                            Title:   Assistant Vice President
                                                    ----------------------------

                                   ACKNOWLEDGED AND CONSENTED TO:

                                   STATE OF CALIFORNIA PUBLIC
                                   EMPLOYEES' RETIREMENT SYSTEM, AN
                                   agency of the State of California



                                   By:     /s/ Guy F. Jacquier
                                           ------------------------------------
                                   Name:   Guy F. Jacquier
                                           ------------------------------------
                                   Title:  Senior Real Estate Investment Officer
                                           ------------------------------------